EXHIBIT 99.1

Third Quarter 2005 Supplemental Financial Report

Some of the enclosed information presented in this supplemental and on the Company’s October 31, 2005 conference call is forward-looking in nature, including information concerning project development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise, except to the extent it is required to do so in connection with its ongoing requirements under Federal securities laws to disclose material information. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Business Risks” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2004. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplemental information and on the Company’s October 31, 2005 conference call might not occur.

Kilroy Realty Corporation

Third Quarter 2005 Supplemental Financial Report

Kilroy Realty Corporation

Third Quarter 2005 Supplemental Financial Report

Company Background

Kilroy Realty Corporation (NYSE: KRC) owns, develops, and operates office and industrial real estate, primarily in Southern California. The Company operates as a self-administered real estate investment trust. As of September 30, 2005, the Company’s stabilized portfolio consisted of 84 office buildings and 48 industrial buildings, which encompassed an aggregate of 7.8 million and 4.7 million square feet, respectively, and was 92.8% occupied.

Board of Directors	Senior Management		Investor Relations
John B. Kilroy, Sr. Chairman	John B. Kilroy, Jr.	President and CEO	12200 W. Olympic Blvd., Suite 200
Edward F. Brennan, Ph.D.	Jeffrey C. Hawken	Executive VP and COO	Los Angeles, CA 90064
John R. D’Eathe	Richard E. Moran Jr.	Executive VP and CFO	(310) 481-8400
William P. Dickey	Conan Cotrell	Sr. VP Marketing and Leasing	Web: www.kilroyrealty.com
Matthew J. Hart	John T. Fucci	Sr. VP Asset Management	E-mail: investorrelations@kilroyrealty.com
John B. Kilroy, Jr.	Tyler H. Rose	Sr. VP and Treasurer
Dale F. Kinsella	Heidi R. Roth	Sr. VP and Controller
	Steve Scott	Sr. VP San Diego Development
	Justin W. Smart	Sr. VP Los Angeles Development

Equity Research Coverage

A.G. Edwards & Sons, Inc.		KeyBanc Capital Markets
David AuBuchon	(314) 955-5452	Richard C. Moore II	(216) 443-2815

Bank of America Securities		Merrill Lynch & Co., Inc.
Ross Nussbaum	(212) 847-5668	Steve Sakwa	(212) 449-0335

Deutsche Bank Securities, Inc.		Prudential Securities
Lou Taylor	(212) 250-4912	Jim Sullivan	(212) 778-2515

Friedman, Billings, Ramsey & Co., Inc.		RBC Capital Markets
Wilkes Graham	(703) 312-9737	Jay Leupp	(415) 633-8588

Green Street Advisors
Jim Sullivan	(949) 640-8780

Kilroy Realty Corporation is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Kilroy Realty Corporation’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Kilroy Realty Corporation or its management. Kilroy Realty Corporation does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Kilroy Realty Corporation

Third Quarter 2005 Supplemental Financial Report

Financial Highlights (1)

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended
	9/30/2005		6/30/2005		3/31/2005		12/31/2004		9/30/2004
INCOME ITEMS (Including Discontinued Operations):
Revenues	$60,369		$60,590		$60,858		$58,506		$55,915
Net Straight Line Rent (2)	1,599		2,554		3,767		2,865		3,004
Lease Termination Fees	149		327		108		772		(310)
Net Operating Income (3), (4)	45,592		45,283		45,154		44,013		42,996
Capitalized Interest and Loan Fees	2,583		2,194		2,034		2,006		2,052
Net Income (Loss) Available for Common Shareholders	14,071		(1,636)		13,425		3,326		10,446
EBITDA (4), (5)	27,713		28,329		39,729		31,646		32,826
Funds From Operations (4), (6), (7)	14,150		14,695		26,250		19,068		20,722
Funds Available for Distribution (4), (6), (7), (8)	9,788		8,833		17,030		6,482		14,367
Net Income (Loss) per common share – diluted	$0.49		$(0.06)		$0.47		$0.12		$0.37
Funds From Operations per common share – diluted	$0.43		$0.45		$0.81		$0.59		$0.64
Dividend per share	$0.510		$0.510		$0.510		$0.495		$0.495

RATIOS (Including Discontinued Operations):
Operating Margins	75.5%		74.7%		74.2%		75.2%		76.9%
Interest Coverage Ratio (9)	2.9	x	2.9	x	4.2	x	3.5	x	3.8	x
Fixed Charge Coverage Ratio (10)	2.1	x	2.1	x	3.0	x	2.6	x	2.8	x
FFO Payout Ratio (11)	117.6%		113.2%		63.4%		84.5%		77.6%
FAD Payout Ratio (12)	170.1%		188.3%		97.7%		248.5%		112.0%

	9/30/2005		6/30/2005		3/31/2005		12/31/2004		9/30/2004
ASSETS:
Real Estate Held for Investment before Depreciation	$1,910,834		$1,878,170		$1,843,836		$1,863,230		$1,745,599
Total Assets	1,644,664		1,615,543		1,589,739		1,609,024		1,487,331

CAPITALIZATION:
Total Debt	$830,727		$818,417		$783,563		$801,441		$730,932
Total Preferred Equity (13)	201,500		201,500		201,500		201,500		160,250
Total Market Equity Value (13)	1,828,831		1,548,973		1,334,255		1,390,989		1,236,675
Total Market Capitalization (13)	2,861,059		2,568,890		2,319,318		2,393,930		2,127,857
Total Debt / Total Market Capitalization	29.1%		31.9%		33.8%		33.5%		34.4%
Total Debt and Preferred / Total Market Capitalization	36.1%		39.7%		42.4%		41.9%		41.9%

(1)	Prior period amounts have been updated to reflect adjustments relating to the pending restatement as disclosed in the Form 8-K filed with the SEC on October 31, 2005.
(2)	Represents the straight-line rent recognized during the period offset by cash received during the period that was applied to deferred rents receivable balances for terminated leases.
(3)	Net Operating Income is defined as operating revenues (rental income, tenant reimbursements and other property income) less property and related expenses (property expenses, real estate taxes, provision for bad debts and ground leases) and excludes interest income and expense, depreciation and amortization, and corporate general and administrative expenses.
(4)	Please refer to pages 30 and 31 for Management Statements on Net Operating Income, EBITDA before minority interests, Funds From Operations and Funds Available for Distribution.
(5)	EBITDA is reported before minority interests and net gain (loss) on dispositions. Please refer to page 33 for a reconciliation of GAAP net income to EBITDA before minority interests.
(6)	Please refer to page 6 for a reconciliation of GAAP Net Income to Funds From Operations and Funds Available for Distribution.
(7)	Reported amounts are attributable to common shareholders and unitholders.
(8)	Please refer to page 34 for Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities.
(9)	Calculated as EBITDA before minority interests divided by total interest expense, including discontinued operations.
(10)	Calculated as EBITDA before minority interests divided by total interest expense, including discontinued operations, current year accrued preferred dividends and distributions on Cumulative Redeemable Preferred units.
(11)	Calculated as current-quarter dividends accrued to common shareholders and common unitholders divided by Funds From Operations.
(12)	Calculated as current-quarter dividends accrued to common shareholders and common unitholders divided by Funds Available for Distribution.
(13)	See “Capital Structure” on page 27.

Kilroy Realty Corporation

Third Quarter 2005 Supplemental Financial Report

Common Stock Data (NYSE: KRC)

	Three Months Ended
	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004
High Price	$56.03	$48.37	$43.30	$43.85	$38.47
Low Price	$47.29	$40.66	$38.95	$38.42	$34.08
Closing Price	$56.03	$47.49	$40.91	$42.75	$38.03
Dividend per share - annualized	$2.04	$2.04	$2.04	$1.98	$1.98

Closing common shares (in 000’s) (1)	28,923	28,900	28,895	28,549	28,528
Closing partnership units (in 000’s) (1)	3,717	3,717	3,720	3,989	3,990

	32,640	32,617	32,615	32,538	32,518

(1)	As of the end of the period.

Kilroy Realty Corporation

Third Quarter 2005 Supplemental Financial Report

Consolidated Balance Sheets (1)

(unaudited, $ in thousands)

	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004
ASSETS:
Land and improvements	$319,784	$296,412	$295,409	$304,033	$288,861
Buildings and improvements, net	1,456,253	1,450,940	1,447,696	1,465,285	1,375,285
Undeveloped land and construction in progress	134,797	130,818	100,731	93,912	81,453

Total real estate held for investment	1,910,834	1,878,170	1,843,836	1,863,230	1,745,599
Accumulated depreciation and amortization	(403,871)	(390,491)	(380,832)	(372,656)	(359,417)

Investment in real estate, net	1,506,963	1,487,679	1,463,004	1,490,574	1,386,182
Property held for sale, net (2)	—	3,693	—	—	—

Total real estate assets, net	1,506,963	1,491,372	1,463,004	1,490,574	1,386,182

Cash and cash equivalents	8,705	7,706	11,040	4,853	3,652
Restricted cash	1,565	728	2	332	1,283
Current receivables, net	3,694	3,624	3,177	4,843	4,190
Deferred rent receivables, net	53,168	51,568	49,015	46,816	43,956
Note receivable (2)	11,241	—	—	—	—
Deferred leasing costs and other related intangibles, net	48,103	48,575	49,067	50,711	38,870
Deferred financing costs, net	5,552	5,724	6,102	5,849	3,190
Prepaid expenses and other assets	5,673	6,246	8,332	5,046	6,008

TOTAL ASSETS	1,644,664	1,615,543	1,589,739	1,609,024	1,487,331

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Liabilities:
Secured debt	$487,727	$490,417	$486,563	$490,441	$494,932
Unsecured senior notes	144,000	144,000	144,000	144,000	144,000
Unsecured line of credit	199,000	184,000	153,000	167,000	92,000
Accounts payable, accrued expenses and other liabilities	96,547	81,689	71,874	73,005	52,889
Accrued distributions	17,856	17,844	17,844	16,923	16,498
Rents received in advance, tenant security deposits and deferred revenue	38,070	36,572	37,507	37,979	34,813

Total liabilities	983,200	954,522	910,788	929,348	$835,132

Minority Interests:
7.45% Series A Cumulative Redeemable Preferred unitholders	73,638	73,638	73,638	73,638	73,638
9.25% Series D Cumulative Redeemable Preferred unitholders (3)	—	—	—	—	44,321
Common unitholders of the Operating Partnership	53,152	53,148	55,243	59,491	61,003

Total minority interests	126,790	126,786	128,881	133,129	178,962

Stockholders’ Equity:
7.80% Series E Cumulative Redeemable Preferred stock	38,425	38,425	38,425	38,425	38,425
7.50% Series F Cumulative Redeemable Preferred stock (3)	83,157	83,157	83,157	83,157	—
Common stock	289	289	290	286	286
Additional paid-in capital	523,027	522,547	522,494	515,518	515,078
Deferred compensation	(2,430)	(3,069)	(3,558)	(1,412)	(1,929)
Distributions in excess of earnings	(107,794)	(107,114)	(90,738)	(89,427)	(78,623)

Total stockholders’ equity	534,674	534,235	550,070	546,547	473,237

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$1,644,664	$1,615,543	$1,589,739	$1,609,024	$1,487,331

(1)	Prior period amounts have been updated to reflect adjustments relating to the pending restatement as disclosed in the Form 8-K filed with the SEC on October 31, 2005.
(2)	The Company classified its industrial property located at 2260 E. El Segundo Blvd., El Segundo, CA as held for sale as of June 30, 2005 for financial reporting purposes in accordance with SFAS 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”. The Company sold the property on July 22, 2005. As partial consideration for the sale, the Company received an $11.25 million note from the buyer that bears interest at an annual rate of 7.0% and matures July 31, 2012.
(3)	In December 2004, the Company redeemed all of its outstanding 9.25% Series D Cumulative Redeemable Preferred units with the net proceeds from its 7.50% Series F Cumulative Redeemable Preferred stock offering.

Kilroy Realty Corporation

Third Quarter 2005 Supplemental Financial Report

Consolidated Statements of Operations (1)

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2005	2004	% Change	2005	2004	% Change
REVENUES:
Rental income	$54,297	$50,055	8.5%	$162,104	$145,808	11.2%
Tenant reimbursements	5,885	4,717	24.8%	17,805	15,102	17.9%
Other property income	187	(273)	(168.5)%	810	391	107.2%

Total revenues	60,369	54,499	10.8%	180,719	161,301	12.0%

EXPENSES:
Property expenses	10,825	8,339	29.8%	30,288	25,137	20.5%
Real estate taxes	4,126	4,295	(3.9)%	12,985	12,250	6.0%
Provision for bad debts	(610)	(522)	16.9%	795	88	803.4%
Ground leases	410	334	22.8%	1,258	996	26.3%
General and administrative expenses	18,400	9,399	95.8%	41,214	22,342	84.5%
Interest expense	9,622	8,656	11.2%	28,700	25,019	14.7%
Depreciation and amortization	16,223	14,892	8.9%	49,650	43,472	14.2%

Total expenses	58,996	45,393	30.0%	164,890	129,304	27.5%

OTHER INCOME AND EXPENSE:
Interest and other income	223	77	189.6%	334	462	(27.7)%
Net settlement receipts (payments) on interest rate swaps	183	(705)	(126.0)%	143	(2,390)	(106.0)%
Gain (loss) on derivative instruments	115	(143)	(180.4)%	479	2,143	(77.6)%

Total other income and expense	521	(771)	(167.6)%	956	215	344.7%

INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS	1,894	8,335	(77.3)%	16,785	32,212	(47.9)%

MINORITY INTERESTS:
Distributions on Cumulative Redeemable Preferred units	(1,397)	(2,437)	(42.7)%	(4,191)	(7,396)	(43.3)%
Minority interest in loss (earnings) of Operating Partnership attributable to continuing operations	226	(543)	(141.6)%	(624)	(2,841)	(78.0)%

Total minority interests	(1,171)	(2,980)	(60.7)%	(4,815)	(10,237)	(53.0)%

INCOME FROM CONTINUING OPERATIONS	723	5,355	(86.5)%	11,970	21,975	(45.5)%

DISCONTINUED OPERATIONS:
Revenues from discontinued operations	—	1,416	(100.0)%	1,100	5,876	(81.3)%
Expenses from discontinued operations	(26)	(902)	(97.1)%	(856)	(3,236)	(73.5)%
Net gain on disposition of discontinued operations	17,831	6,212	187.0%	23,610	6,148	284.0%
Impairment loss on property held for sale	—	—	0.0%	—	(726)	(100.0)%
Minority interest attributable to discontinued operations	(2,055)	(850)	141.8%	(2,760)	(1,020)	170.6%

Total income from discontinued operations	15,750	5,876	168.0%	21,094	7,042	199.5%

NET INCOME	16,473	11,231	46.7%	33,064	29,017	13.9%
PREFERRED DIVIDENDS	(2,402)	(785)	206.0%	(7,206)	(2,355)	206.0%

NET INCOME AVAILABLE FOR COMMON STOCKHOLDERS	$14,071	$10,446	34.7%	$25,858	$26,662	(3.0)%

Weighted average shares outstanding - basic	28,760	28,271	1.7%	28,686	28,203	1.7%
Weighted average shares outstanding - diluted	28,760	28,440	1.1%	28,841	28,369	1.7%
NET INCOME PER COMMON SHARE:
Net income per common share - basic	$0.49	$0.37	32.4%	$0.90	$0.95	(5.3)%

Net income per common share - diluted	$0.49	$0.37	32.4%	$0.90	$0.94	(4.3)%

(1)	Prior period amounts have been updated to reflect adjustments relating to the pending restatement as disclosed in the Form 8-K filed with the SEC on October 31, 2005.

Kilroy Realty Corporation

Third Quarter 2005 Supplemental Financial Report

Funds From Operations and Funds Available for Distribution (1)

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2005	2004	% Change	2005	2004	% Change
FUNDS FROM OPERATIONS: (2)
Net income available to common stockholders	$14,071	$10,446	34.7%	$25,858	$26,662	(3.0)%
Adjustments:
Minority interest in earnings of Operating Partnership	1,829	1,393	31.3%	3,384	3,861	(12.4)%
Depreciation and amortization of real estate assets	16,081	15,095	6.5%	49,464	44,198	11.9%
Net gain on dispositions of operating properties	(17,831)	(6,212)	187.0%	(23,610)	(6,148)	284.0%

Funds From Operations (3)	$14,150	$20,722	(31.7)%	$55,096	$68,573	(19.7)%

Weighted average common shares/units outstanding - basic	32,477	32,327	0.5%	32,452	32,304	0.5%
Weighted average common shares/units outstanding - diluted	32,635	32,495	0.4%	32,607	32,469	0.4%

FFO per common share/unit - basic	$0.44	$0.64	(31.3)%	$1.70	$2.12	(19.8)%

FFO per common share/unit - diluted	$0.43	$0.64	(32.8)%	$1.69	$2.11	(19.9)%

FUNDS AVAILABLE FOR DISTRIBUTION: (2)
Funds From Operations	$14,150	$20,722	(31.7)%	$55,096	$68,573	(19.7)%
Adjustments:
Amortization of deferred financing costs	334	526	(36.5)%	1,034	1,464	(29.4)%
Non-cash amortization of restricted stock grants	795	793	0.3%	2,622	2,526	3.8%
(Gain) loss on derivative instruments (4)	(115)	143	(180.4)%	(479)	(2,143)	(77.6)%
Revenue recorded for reimbursement of tenant improvements (5)	(524)	(501)	4.6%	(1,602)	(1,419)	12.9%
Amortization of below market rents (6)	(309)	(6)	5050.0%	(915)	(18)	4983.3%
Impairment loss on property held for sale	—	—	0.0%	—	726	(100.0)%
Tenant improvements, leasing commissions and recurring capital expenditures	(2,944)	(4,306)	(31.6)%	(12,184)	(13,688)	(11.0)%
Net effect of straight-line rents (7)	(1,599)	(3,004)	(46.8)%	(7,920)	(7,687)	3.0%

Funds Available for Distribution (3)	$9,788	$14,367	(31.9)%	$35,652	$48,334	(26.2)%

(1)	Prior period amounts have been updated to reflect adjustments relating to the pending restatement as disclosed in the Form 8-K filed with the SEC on October 31, 2005.
(2)	See page 31 for Management Statements on Funds From Operations and Funds Available for Distribution.
(3)	Reported amounts are attributable to common shareholders and unitholders.
(4)	Represents the non-cash gain/loss on derivatives as a result of marking such instruments to market at the end of each period.
(5)	Represents the revenue recognized during the period for tenant improvements reimbursed by the tenant.
(6)	Represents the SFAS 141 adjustment related to the acquisition of buildings with above/below market rents.
(7)	Represents the straight-line rent income recognized during the period offset by cash received during the period that was applied to deferred rents receivable balances for terminated leases.

Kilroy Realty Corporation

Third Quarter 2005 Supplemental Financial Report

Net Income Available for Common Stockholders Excluding Impact of Restatements

(unaudited, in thousands, except per share amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2005	2004	% Change	2005	2004	% Change
REPORTED NET INCOME AVAILABLE FOR COMMON STOCKHOLDERS (2004 as to be restated; 2005 actual):	$14,071	$10,446	34.7%	$25,858	$26,662	(3.0)%

Effect of Restatements
Less: Effect of change in derivative accounting, net of capitalized interest	(154)	(36)	327.8%	(590)	(2,631)	(77.6)%
Add: Depreciation and amortization related to change in CIP	(69)	(65)	6.2%	(210)	(193)	8.8%
Less: Minority interest in earnings of Operating Partnership	26	12	116.7%	93	357	(73.9)%

Total Adjustments	(197)	(89)	121.3%	(707)	(2,467)	(71.3)%

NET INCOME AVAILABLE FOR COMMON STOCKHOLDERS (2004 as reported; 2005 presented for comparison purposes only)	$13,874	$10,357	34.0%	$25,151	$24,195	4.0%

Weighted average common shares outstanding - basic	28,760	28,271	1.7%	28,686	28,203	1.7%
Weighted average common shares outstanding - diluted	28,760	28,440	1.1%	28,841	28,369	1.7%

Reported net income per common share - basic (2004 as to be restated; 2005 actual)	$0.49	$0.37	32.4%	$0.90	$0.95	(5.3)%

Reported net income per common share - diluted (2004 as to be restated; 2005 actual)	$0.49	$0.37	32.4%	$0.90	$0.94	(4.3)%

Net income per common share - basic (2004 as reported; 2005 presented for comparison purposes only)	$0.48	$0.37	29.7%	$0.88	$0.86	2.3%

Net income per common share - diluted (2004 as reported; 2005 presented for comparison purposes only)	$0.48	$0.36	33.3%	$0.87	$0.85	2.4%

Kilroy Realty Corporation

Third Quarter 2005 Supplemental Financial Report

Funds From Operations Excluding Impact of Restatements

(unaudited, in thousands, except per share amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2005	2004	% Change	2005	2004	% Change
REPORTED FUNDS FROM OPERATIONS (2004 as to be restated; 2005 actual):	$14,150	$20,722	(31.7)%	$55,096	$68,573	(19.7)%

Effect of Restatements
Less: Effect of change in derivative accounting, net of capitalized interest	(154)	(36)	327.8%	(590)	(2,631)	(77.6)%
Less: Revenue recorded for reimbursement of tenant improvements	(524)	(501)	4.6%	(1,602)	(1,418)	13.0%

Total Adjustments	(678)	(537)	26.3%	(2,192)	(4,049)	(45.9)%

FUNDS FROM OPERATIONS (2004 as reported; 2005 presented for comparison purposes only)	$13,472	$20,185	(33.3)%	$52,904	$64,524	(18.0)%

Weighted average common shares/units outstanding - basic	32,477	32,327	0.5%	32,452	32,304	0.5%
Weighted average common shares/units outstanding - diluted	32,635	32,495	0.4%	32,607	32,469	0.4%

Reported FFO per common share/unit - basic (2004 as to be restated; 2005 actual)	$0.44	$0.64	(31.3)%	$1.70	$2.12	(19.8)%

Reported FFO per common share/unit - diluted (2004 as to be restated; 2005 actual)	$0.43	$0.64	(32.8)%	$1.69	$2.11	(19.9)%

FFO per common share/unit - basic (2004 as reported; 2005 presented for comparison purposes only)	$0.41	$0.62	(33.9)%	$1.63	$2.00	(18.5)%

FFO per common share/unit - diluted (2004 as reported; 2005 presented for comparison purposes only)	$0.41	$0.62	(33.9)%	$1.62	$1.99	(18.6)%

Kilroy Realty Corporation

Third Quarter 2005 Supplemental Financial Report

Same Store Analysis (1), (2)

(unaudited, $ in thousands)

Same Store Analysis (GAAP Basis)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2005	2004	% Change	2005	2004	% Change
Total Same Store Portfolio
Number of properties	124	124		124	124
Square Feet	11,245,466	11,245,466		11,245,466	11,245,466
Percent of Stabilized Portfolio	94.4%	94.0%		94.4%	94.0%
Average Occupancy	94.7%	94.0%		94.7%	92.3%

Operating Revenues:
Rental income	$47,677	$46,666	2.2%	$142,868	$137,268	4.1%
Tenant reimbursements	5,587	4,607	21.3%	16,622	14,968	11.1%
Other income	175	(274)	(163.9)%	795	367	116.6%

Total operating revenues	$53,439	50,999	4.8%	160,285	152,603	5.0%

Operating Expenses:
Property expenses	9,817	8,025	22.3%	27,585	24,029	14.8%
Real estate taxes	3,691	3,985	(7.4)%	11,435	11,544	(0.9)%
Provision for bad debts	(797)	(581)	37.2%	278	(79)	(451.9)%
Ground leases	410	334	22.8%	1,258	996	26.3%

Total operating expenses	13,121	11,763	11.5%	40,556	36,490	11.1%

GAAP Net Operating Income	$40,318	$39,236	2.8%	$119,729	$116,113	3.1%

Same Store Analysis (Cash Basis)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2005	2004	% Change	2005	2004	% Change
Total operating revenues	52,432	48,424	8.3%	155,351	145,823	6.5%

Total operating expenses	13,121	11,763	11.5%	40,556	36,490	11.1%

Cash Net Operating Income	$39,311	$36,661	7.2%	$114,795	$109,333	5.0%

(1)	Prior period amounts have been updated to reflect adjustments relating to the pending restatement as disclosed in the Form 8-K filed with the SEC on October 31, 2005.
(2)	Same store defined as all stabilized properties owned at January 1, 2004 and still owned and in the stabilized portfolio at September 30, 2005.

Kilroy Realty Corporation

Third Quarter 2005 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	# of Buildings	Portfolio Breakdown		Total Square Feet	Occupancy at: (1)
		NOI(2)	Sq. Ft.		9/30/2005	6/30/2005	12/31/2004
STABILIZED PORTFOLIO:
OCCUPANCY BY PRODUCT TYPE:
Office:
Los Angeles	26	30.4%	24.5%	3,061,704	87.7%	94.4%	91.1%
Orange County	6	1.9%	2.4%	304,961	86.8%	88.0%	97.4%
San Diego	44	45.2%	28.8%	3,599,792	92.1%	94.3%	97.1%
Other	8	5.2%	7.0%	878,960	93.0%	91.7%	89.7%

Subtotal	84	82.7%	62.7%	7,845,417	90.3%	93.8%	94.0%

Industrial:
Los Angeles	3	1.3%	2.2%	274,985	72.2%	72.2%	53.0%
Orange County	43	15.3%	31.4%	3,918,383	98.3%	99.4%	99.4%
San Diego	1	—	2.4%	303,000	100.0%	—	—
Other	1	0.7%	1.3%	164,540	100.0%	100.0%	100.0%

Subtotal	48	17.3%	37.3%	4,660,908	96.9%	97.7%	95.5%

OCCUPANCY BY REGION:
Los Angeles	29	31.7%	26.7%	3,336,689	86.4%	92.4%	86.5%
Orange County	49	17.2%	33.8%	4,223,344	97.5%	98.5%	99.2%
San Diego	45	45.2%	31.2%	3,902,792	92.7%	94.3%	97.1%
Other	9	5.9%	8.3%	1,043,500	94.1%	93.0%	92.3%

TOTAL STABILIZED PORTFOLIO	132	100.0%	100.0%	12,506,325	92.8%	95.2%	94.6%

AVERAGE OCCUPANCY - STABILIZED PORTFOLIO

	Office	Industrial	Total
Quarter-to-Date	91.8%	97.4%	93.9%
Year-to-Date	93.2%	96.0%	94.2%

(1)	Occupancy percentages reported are based on the Company’s stabilized portfolio for the period presented.
(2)	Percentage of year-to-date NOI.

Kilroy Realty Corporation

Third Quarter 2005 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Office:

Los Angeles, California
23925 Park Sorrento	Calabasas	1	11,789	100.0%
23975 Park Sorrento	Calabasas	1	100,592	100.0%
24025 Park Sorrento	Calabasas	1	102,264	100.0%
26541 Agoura Road	Calabasas	1	90,366	100.0%
181/185 S. Douglas Street	El Segundo	1	61,604	47.0%
Kilroy Airport Center, El Segundo	El Segundo	3	699,192	98.2%
909 Sepulveda Blvd.	El Segundo	1	241,603	18.7%
999 Sepulveda Blvd.	El Segundo	1	127,901	61.0%
Kilroy Airport Center, Long Beach	Long Beach	7	949,065	92.8%
12200 W. Olympic Blvd.	Los Angeles	1	151,019	91.0%
12100 W. Olympic Blvd.	Los Angeles	1	150,167	100.0%
12312 W. Olympic Blvd.	Los Angeles	1	78,000	100.0%
1633 26th Street	Santa Monica	1	44,915	100.0%
2100 Colorado Avenue	Santa Monica	3	94,844	100.0%
3130 Wilshire Blvd.	Santa Monica	1	88,338	100.0%
501 Santa Monica Blvd.	Santa Monica	1	70,045	96.7%

Total Los Angeles Office		26	3,061,704	87.7%

Orange County, California
4175 E. La Palma Avenue	Anaheim	1	43,263	80.2%
8101 Kaiser Blvd.	Anaheim	1	60,177	92.7%
Kilroy Center-Brea	Brea	2	106,791	100.0%
9451 Toledo Way	Irvine	1	27,200	0.0%
111 Pacifica	Irvine Spectrum	1	67,530	100.0%

Total Orange County Office		6	304,961	86.8%

Kilroy Realty Corporation

Third Quarter 2005 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Office:

San Diego, California
12340 El Camino Real	Del Mar	1	87,405	100.0%
12348 High Bluff Drive	Del Mar	1	38,710	100.0%
12390 El Camino Real	Del Mar	1	72,332	100.0%
3579 Valley Center Drive	Del Mar	1	52,375	100.0%
3611 Valley Center Drive	Del Mar	1	130,178	95.6%
3661 Valley Center Drive	Del Mar	1	129,752	100.0%
3721 Valley Center Drive	Del Mar	1	114,780	100.0%
3811 Valley Center Drive	Del Mar	1	112,067	100.0%
12225 / 12235 El Camino Real	Del Mar	2	115,513	100.0%
12400 High Bluff Drive	Del Mar	1	208,464	100.0%
6215 / 6220 Greenwich Drive	Governor Park	2	212,214	100.0%
15051 Ave of Science	I-15 Corridor	1	70,617	100.0%
15073 Ave of Science	I-15 Corridor	1	46,759	100.0%
15378 Ave of Science	I-15 Corridor	1	68,910	100.0%
15435 / 15445 Innovation Drive	I-15 Corridor	2	103,000	100.0%
13500/13520 Evening Creek Drive North	I-15 Corridor	2	281,830	93.9%
4939 / 4955 Directors Place	Sorrento Mesa	2	136,908	100.0%
5005 / 5010 Wateridge Vista Drive	Sorrento Mesa	2	172,778	100.0%
10421 Pacific Center Court	Sorrento Mesa	1	79,871	100.0%
10243 Genetic Center	Sorrento Mesa	1	102,875	100.0%
10390 Pacific Center Court	Sorrento Mesa	1	68,400	100.0%
6055 Lusk Avenue	Sorrento Mesa	1	93,000	100.0%
6260 Sequence Drive	Sorrento Mesa	1	130,000	11.6%
6290 / 6310 Sequence Drive	Sorrento Mesa	2	152,415	100.0%
6340 / 6350 Sequence Drive	Sorrento Mesa	2	199,000	66.6%
Pacific Corporate Center	Sorrento Mesa	6	332,542	100.0%
5717 Pacific Center	Sorrento Mesa	1	67,995	0.0%
4690 Executive Drive	University Towne Center	1	47,907	72.9%
9455 Towne Center Drive	University Towne Center	1	45,195	100.0%
9785 / 9791 Towne Center Drive	University Towne Center	2	126,000	100.0%

Total San Diego Office		44	3,599,792	92.1%

Other
Kilroy Airport Center, Sea-Tac	Seattle, WA	3	532,430	93.9%
5151/5155 Camino Ruiz	Carmarillo, CA	4	265,372	92.5%
2829 Townsgate Road	Thousand Oaks, CA	1	81,158	88.5%

Total Other Office		8	878,960	93.0%

Total Office		84	7,845,417	90.3%

Kilroy Realty Corporation

Third Quarter 2005 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Industrial:

Los Angeles, California
2031 E. Mariposa Avenue	El Segundo	1	192,053	100.0%
2265 E. El Segundo Blvd.	El Segundo	1	76,570	0.0%
2270 E. El Segundo Blvd.	El Segundo	1	6,362	100.0%

Total Los Angeles Industrial		3	274,985	72.2%

Orange County, California
1000 E. Ball Road	Anaheim	1	100,000	100.0%
1230 S. Lewis Road	Anaheim	1	57,730	100.0%
1250 N. Tustin Avenue	Anaheim	1	84,185	100.0%
3125 E. Coronado Street	Anaheim	1	144,000	100.0%
3130 - 3150 Miraloma	Anaheim	1	144,000	100.0%
3250 E. Carpenter	Anaheim	1	41,225	0.0%
3340 E. La Palma Avenue	Anaheim	1	153,320	100.0%
5115 E. La Palma Avenue	Anaheim	1	286,139	100.0%
5325 E. Hunter Avenue	Anaheim	1	110,487	100.0%
Anaheim Tech Center	Anaheim	5	593,992	100.0%
La Palma Business Center	Anaheim	2	145,481	82.8%
Brea Industrial Complex	Brea	7	276,278	100.0%
Brea Industrial-Lambert Road	Brea	2	178,811	100.0%
1675 MacArthur	Costa Mesa	1	50,842	100.0%
25202 Towne Center Drive	Foothill Ranch	1	303,533	100.0%
12400 Industry Street	Garden Grove	1	64,200	100.0%
12681 / 12691 Pala Drive	Garden Grove	1	84,700	100.0%
7421 Orangewood Avenue	Garden Grove	1	82,602	100.0%
Garden Grove Industrial Complex	Garden Grove	6	275,971	100.0%
17150 Von Karman	Irvine	1	157,458	100.0%
2055 S.E. Main Street	Irvine	1	47,583	100.0%
9401 Toledo Way	Irvine	1	244,800	100.0%
1951 E. Carnegie Avenue	Santa Ana	1	100,000	100.0%
2525 Pullman	Santa Ana	1	103,380	100.0%
14831 Franklin Avenue	Tustin	1	36,256	100.0%
2911 Dow Avenue	Tustin	1	51,410	100.0%

Total Orange County Industrial		43	3,918,383	98.3%

San Diego, California
10850 Via Frontera	I-15 Corridor	1	303,000	100.0%

Total San Diego Industrial		1	303,000	100.0%

Other
3735 Imperial Highway	Stockton, CA	1	164,540	100.0%

Total Other Industrial		1	164,540	100.0%

Total Industrial		48	4,660,908	96.9%

Kilroy Realty Corporation

Third Quarter 2005 Supplemental Financial Report

Leasing Activity

	Quarter-to-Date
	1st & 2nd Generation				2nd Generation					Weighted Average Lease Term (Mo.)
	# of Leases (1)		Square Feet (1)		TI/LC Per Sq.Ft. (2)	Maintenance Capex Per Sq.Ft. (3)	Changes in Rents (4)	Changes in Cash Rents (5)	Retention Rates (6)
	New	Renewal	New	Renewal
Office	17	7	80,675	61,050	$16.87	$0.04	14.2%	3.0%	24.4%	61
Industrial	1	1	30,000	8,000	2.73	0.08	(1.0)%	(10.8)%	10.1%	46

Total	18	8	110,675	69,050	$13.58	$0.06	12.6%	1.7%	21.0%	58

	Year-to-Date
	1st & 2nd Generation				2nd Generation					Weighted Average Lease Term (Mo.)
	# of Leases (1)		Square Feet (1)		TI/LC Per Sq.Ft. (2)	Maintenance Capex Per Sq.Ft. (3)	Changes in Rents (4), (7)	Changes in Cash Rents(5), (7)	Retention Rates (6)
	New	Renewal	New	Renewal
Office	48	22	303,908	160,249	$21.76	$0.26	(1.1)%	(9.0)%	38.0%	71
Industrial	3	8	114,000	308,948	4.47	0.21	9.2%	(4.0)%	68.6%	77

Total	51	30	417,908	469,197	$12.22	$0.24	1.8%	(7.5)%	53.8%	74

(1)	Represents leasing activity for leases commencing during the period shown, net of month-to-month leases. Excludes leasing on new construction.
(2)	Excludes tenant improvements constructed by the Company and reimbursed by the tenant upon completion of the improvements.
(3)	Calculated over entire stabilized portfolio.
(4)	Calculated as the change between GAAP rents for new/renewed leases and the expired GAAP rents for the same space. Excludes leases for which the space was vacant longer than one year.
(5)	Calculated as the change between stated rents for new/renewed leases and the expired stated rents for the same space. Excludes leases for which the space was vacant longer than one year.
(6)	Calculated as the percentage of space either renewed or expanded into by existing tenants at lease expiration.
(7)	The substantial decline in rental rates was mainly attributable to the expiration of one lease in Seattle, Washington, having a term of approximately twenty-five years that was significantly above market. Excluding this lease, the change in rental rates for the nine months ended September 30, 2005 would have been an increase of 7.8% on a GAAP basis and a decrease of 2.5% on a cash basis.

Kilroy Realty Corporation

Third Quarter 2005 Supplemental Financial Report

Stabilized Portfolio Capital Expenditures

($ in thousands)

Non-Recurring Capital Expenditures:

	Q1 2005	Q2 2005	Q3 2005	YTD 2005
Capital Improvements	$—	$—	$—	$—
Tenant Improvements & Leasing Commissions (1)	277	72	271	620

Total	$277	$72	$271	$620

Recurring Capital Expenditures:

	Q1 2005	Q2 2005	Q3 2005	YTD 2005
Capital Improvements
Office	$1,152	$515	$314	$1,981
Industrial	106	501	373	980

	1,258	1,016	687	2,961
Tenant Improvements & Leasing Commissions (1)
Office	2,507	2,511	2,114	7,132
Industrial	1,410	538	143	2,091

	3,917	3,049	2,257	9,223

Total
Office	3,659	3,026	2,428	9,113
Industrial	1,516	1,039	516	3,071

	$5,175	$4,065	$2,944	$12,184

(1)	Represents cash paid and leasing costs incurred for leases commencing during the period shown. Excludes tenant improvements constructed by the Company and reimbursed by the tenant upon completion of the improvements.

Kilroy Realty Corporation

Third Quarter 2005 Supplemental Financial Report

Lease Expiration Summary Schedule

($ in thousands)

Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Leased Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)
OFFICE:
Remaining 2005 (3)	10	49,655	0.7%	$1,429	$28.78
2006	54	502,352	7.2%	11,711	23.31
2007	70	1,261,022	18.0%	23,527	18.66
2008	52	721,573	10.3%	12,823	17.77
2009	69	1,221,064	17.4%	28,739	23.54
2010	55	823,835	11.8%	21,907	26.59
2011	22	431,222	6.2%	7,433	17.24
2012	10	453,914	6.5%	13,984	30.81
2013	5	162,064	2.3%	4,902	30.25
2014 and beyond	30	1,373,716	19.6%	49,369	35.94

Subtotal	377	7,000,417	100.0%	$175,824	$25.12

INDUSTRIAL:
Remaining 2005 (3)	2	47,387	1.0%	$394	$8.31
2006	12	608,665	13.5%	4,310	7.08
2007	17	738,909	16.4%	5,043	6.82
2008	10	877,551	19.4%	6,125	6.98
2009	12	708,661	15.7%	4,500	6.35
2010	7	415,788	9.2%	3,950	9.50
2011	5	451,352	10.0%	3,321	7.36
2012	3	184,659	4.1%	1,062	5.75
2013	—	—	—	—	—
2014 and beyond	4	485,132	10.7%	4,246	8.75

Subtotal	72	4,518,104	100.0%	$32,951	$7.29

TOTAL PORTFOLIO:
Remaining 2005 (3)	12	97,042	0.8%	$1,823	$18.79
2006	66	1,111,017	9.6%	16,021	14.42
2007	87	1,999,931	17.4%	28,570	14.29
2008	62	1,599,124	13.9%	18,948	11.85
2009	81	1,929,725	16.8%	33,239	17.22
2010	62	1,239,623	10.8%	25,857	20.86
2011	27	882,574	7.7%	10,754	12.18
2012	13	638,573	5.5%	15,046	23.56
2013	5	162,064	1.4%	4,902	30.25
2014 and beyond	34	1,858,848	16.1%	53,615	28.84

Total	449	11,518,521	100.0%	$208,775	$18.13

(1)	Excludes space leased under month-to-month leases and vacant space at September 30, 2005.
(2)	Reflects annualized contractual base rent calculated on a straight-line basis.
(3)	Represents leases expiring during the remainder of 2005 for which renewals have not been executed.

Kilroy Realty Corporation

Third Quarter 2005 Supplemental Financial Report

Lease Expiration Schedule Detail by Region

($ in thousands)

	Los Angeles County					Orange County
Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)
OFFICE:
Remaining 2005 (3)	6	26,304	1.0%	$717	$27.26	1	7,273	2.7%	$144	$19.80
2006	34	222,994	8.5%	6,671	29.92	7	33,364	12.8%	776	23.26
2007	35	552,666	21.0%	11,489	20.79	9	21,853	8.4%	473	21.64
2008	24	140,141	5.3%	3,559	25.40	9	76,833	29.5%	1,147	14.93
2009	36	592,823	22.6%	14,750	24.88	8	80,434	30.9%	1,879	23.36
2010	32	395,569	15.1%	10,707	27.07	3	7,782	3.0%	187	24.03
2011	11	130,990	5.0%	3,532	26.96	2	13,052	5.0%	205	15.71
2012	4	240,051	9.1%	6,848	28.53	1	19,982	7.7%	480	24.02
2013	3	47,284	1.8%	1,135	24.00	—	—	—	—	—
2014 and beyond	8	277,862	10.6%	8,554	30.79	—	—	—	—	—

Subtotal	193	2,626,684	100.0%	$67,962	$25.87	40	260,573	100.0%	$5,291	$20.31

INDUSTRIAL:
Remaining 2005 (3)	—	—	—	—	—	2	47,387	1.2%	$394	$8.31
2006	—	—	—	—	—	11	305,665	7.9%	2,870	9.39
2007	—	—	—	—	—	17	738,909	19.2%	5,043	6.82
2008	—	—	—	—	—	10	877,551	22.8%	6,125	6.98
2009	1	6,362	3.2%	$101	15.88	11	702,299	18.2%	4,399	6.26
2010	1	192,053	96.8%	2,404	12.52	6	223,735	5.8%	1,546	6.91
2011	—	—	—	—	—	4	286,812	7.4%	2,137	7.45
2012	—	—	—	—	—	3	184,659	4.8%	1,062	5.75
2013	—	—	—	—	—	—	—	—	—	—
2014 and beyond	—	—	—	—	—	4	485,132	12.7%	4,246	8.75

Subtotal	2	198,415	100.0%	$2,505	$12.63	68	3,852,149	100.0%	$27,822	$7.22

TOTAL PORTFOLIO:
Remaining 2005 (3)	6	26,304	0.9%	$717	$27.26	3	54,660	1.3%	$538	$9.84
2006	34	222,994	7.9%	6,671	29.92	18	339,029	8.2%	3,646	10.75
2007	35	552,666	19.6%	11,489	20.79	26	760,762	18.5%	5,516	7.25
2008	24	140,141	5.0%	3,559	25.40	19	954,384	23.2%	7,272	7.62
2009	37	599,185	21.2%	14,851	24.79	19	782,733	19.0%	6,278	8.02
2010	33	587,622	20.8%	13,111	22.31	9	231,517	5.6%	1,733	7.49
2011	11	130,990	4.6%	3,532	26.96	6	299,864	7.3%	2,342	7.81
2012	4	240,051	8.5%	6,848	28.53	4	204,641	5.0%	1,542	7.54
2013	3	47,284	1.7%	1,135	24.00	—	—	—	—	—
2014 and beyond	8	277,862	9.8%	8,554	30.79	4	485,132	11.9%	4,246	8.75

Total	195	2,825,099	100.0%	$70,467	$24.94	108	4,112,722	100.0%	$33,113	$8.05

(1)	Excludes space leased under month-to-month leases and vacant space at September 30, 2005.
(2)	Reflects annualized contractual base rent calculated on a straight-line basis.
(3)	Represents leases expiring during the remainder of 2005 for which renewals have not been executed.

Kilroy Realty Corporation

Third Quarter 2005 Supplemental Financial Report

Lease Expiration Schedule Detail by Region

($ in thousands)

	San Diego County					Other
Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)
OFFICE:
Remaining 2005 (3)	—	—	—	—	—	3	16,078	2.0%	$568	$35.33
2006	5	196,702	6.0%	$3,383	$17.20	8	49,292	6.1%	881	17.87
2007	13	563,991	17.1%	9,167	16.25	13	122,512	15.1%	2,398	19.57
2008	9	258,836	7.8%	5,383	20.80	10	245,763	30.2%	2,734	11.12
2009	14	484,668	14.7%	10,762	22.20	11	63,139	7.8%	1,348	21.35
2010	13	368,444	11.2%	9,796	26.59	7	52,040	6.4%	1,217	23.39
2011	2	72,139	2.2%	1,060	14.69	7	215,041	26.4%	2,636	12.26
2012	5	193,881	5.9%	6,656	34.33	—	—	—	—	—
2013	2	114,780	3.5%	3,767	32.82	—	—	—	—	—
2014 and beyond	18	1,045,914	31.6%	39,871	38.12	4	49,940	6.0%	944	18.90

Subtotal	81	3,299,355	100.0%	$89,845	$27.23	63	813,805	100.0%	$12,726	$15.64

INDUSTRIAL:
Remaining 2005 (3)	—	—	—	—	—	—	—	—	—	—
2006	1	303,000	100.0%	$1,440	$4.75	—	—	—	—	—
2007	—	—	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	1	164,540	100.0%	$1,184	$7.20
2012	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
2014 and beyond	—	—	—	—	—	—	—	—	—	—

Subtotal	1	303,000	100.0%	$1,440	$4.75	1	164,540	100.0%	$1,184	$7.20

TOTAL PORTFOLIO:
Remaining 2005 (3)	—	—	—	—	—	3	16,078	1.6%	$568	$35.33
2006	6	499,702	13.9%	$4,823	$9.65	8	49,292	5.0%	881	17.87
2007	13	563,991	15.7%	9,167	16.25	13	122,512	12.5%	2,398	19.57
2008	9	258,836	7.2%	5,383	20.80	10	245,763	25.1%	2,734	11.12
2009	14	484,668	13.5%	10,762	22.20	11	63,139	6.5%	1,348	21.35
2010	13	368,444	10.2%	9,796	26.59	7	52,040	5.3%	1,217	23.39
2011	2	72,139	2.0%	1,060	14.69	8	379,581	38.8%	3,820	10.06
2012	5	193,881	5.4%	6,656	34.33	—	—	—	—	—
2013	2	114,780	3.2%	3,767	32.82	—	—	—	—	—
2014 and beyond	18	1,045,914	28.9%	39,871	38.12	4	49,940	5.2%	944	18.90

Total	82	3,602,355	100.0%	$91,285	$25.34	64	978,345	100.0%	$13,910	$14.22

(1)	Excludes space leased under month-to-month leases and vacant space at September 30, 2005.
(2)	Reflects annualized contractual base rent calculated on a straight-line basis.
(3)	Represents leases expiring during the remainder of 2005 for which renewals have not been executed.

Kilroy Realty Corporation

Third Quarter 2005 Supplemental Financial Report

Quarterly Lease Expirations for 2005 and 2006

($ in thousands)

	# of Expiring Leases (1)	Total Square Feet (1), (2)	% of Total Leased Sq. Ft.	Annual Base Rent (3)	Annual Rent per Sq. Ft. (3)
OFFICE:

Q4 2005	10	49,655	0.7%	$1,429	$28.78

Q1 2006	8	48,517	0.6%	1,444	29.76
Q2 2006	15	166,046	2.4%	2,985	17.98
Q3 2006	18	151,089	2.2%	4,666	30.88
Q4 2006	13	136,700	2.0%	2,616	19.14

Subtotal 2006	54	502,352	7.2%	11,711	23.31

INDUSTRIAL:

Q4 2005	2	47,387	1.0%	394	8.31

Q1 2006	3	25,700	0.6%	192	7.47
Q2 2006	2	67,576	1.5%	445	6.59
Q3 2006	3	29,931	0.7%	254	8.49
Q4 2006	4	485,458	10.7%	3,419	7.04

Subtotal 2006	12	608,665	13.5%	4,310	7.08

TOTAL PORTFOLIO:

Q4 2005	12	97,042	0.8%	1,823	18.79

Q1 2006	11	74,217	0.6%	1,636	22.04
Q2 2006	17	233,622	2.0%	3,430	14.68
Q3 2006	21	181,020	1.6%	4,920	27.18
Q4 2006	17	622,158	5.4%	6,035	9.70

Total 2006	66	1,111,017	9.6%	$16,021	$14.42

(1)	Represents leases expiring during the remainder of 2005 and 2006 for which renewals have not been executed.
(2)	Excludes space leased under month-to-month leases and vacant space at September 30, 2005.
(3)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

Third Quarter 2005 Supplemental Financial Report

Top Ten Office and Top Ten Industrial Tenants

($ in thousands)

Tenant Name	Annual Base Rental Revenues (1)	Rentable Square Feet	Percentage of Total Annual Base Rental Revenues	Percentage of Total Rentable Square Feet
Office Properties:
The Boeing Company	$10,746	776,957	5.1%	6.2%
AMN Healthcare	8,179	175,672	3.9%	1.4%
Fish & Richardson	5,970	139,538	2.9%	1.1%
DirecTV, Inc.	5,954	195,921	2.9%	1.6%
Diversa Corporation	5,092	136,908	2.4%	1.1%
Intuit, Inc.	5,021	278,711	2.4%	2.2%
Epson America, Inc.	4,177	162,852	2.0%	1.3%
Fair Isaac & Company	3,985	129,752	1.9%	1.0%
Avnet, Inc.	3,742	114,780	1.8%	0.9%
Peregrine Systems, Inc.	3,699	104,450	1.8%	0.8%

Total Office Properties	$56,565	2,215,541	27.1%	17.6%

Industrial Properties:
Celestica California, Inc.	$2,531	303,533	1.2%	2.4%
Qwest Communications Corporation	2,439	244,800	1.2%	2.0%
Mattel, Inc.	2,382	192,053	1.1%	1.5%
Packard Hughes Interconnect	1,797	157,458	0.9%	1.3%
NBTY Manufacturing, LLC	1,498	286,139	0.7%	2.3%
Kraft Foods, Inc.	1,188	164,540	0.6%	1.3%
Targus, Inc.	1,059	200,646	0.5%	1.6%
Extron Electronics	1,044	157,730	0.5%	1.3%
United Plastics Group, Inc.	1,031	144,000	0.5%	1.2%
Ricoh Electronics	817	100,000	0.4%	0.8%

Total Industrial Properties	$15,786	1,950,899	7.6%	15.7%

(1)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

Third Quarter 2005 Supplemental Financial Report

Summary of Tenants Representing 5.0% or Greater of Annual Base Rental Revenues

($ in thousands)

The Boeing Company	Rentable Square Feet	Annual Base Rental Revenues (1)	Lease Expiration Date
Boeing Satellite Systems
2260 E. Imperial Highway, El Segundo	286,151	$5,494	July 31, 2007
1231 N. Miller Street, Anaheim	113,242	692	March 31, 2009
2240 E. Imperial Highway, El Segundo(2)	100,978	1,835	January 31, 2007
1145 N. Ocean Blvd., Anaheim	65,447	493	October 31, 2010

	565,818	8,514

Boeing Airplane-on-Ground Division
17930 Pacific Highway, Seattle (3)	211,139	2,232	December 31, 2007

Total	776,957	$10,746

(1)	Reflects annualized contractual base rent calculated on a straight-line basis.
(2)	Under the terms of the lease, either party may terminate the lease anytime after April 30, 2006 with sixty days advance notice.
(3)	Under the terms of the lease, The Boeing Company has the right to terminate this lease effective December 31, 2006 by giving the Company written notice one year in advance.

Kilroy Realty Corporation

Third Quarter 2005 Supplemental Financial Report

2005 Acquisitions

($ in thousands)

PROPERTY ACQUISITIONS:

Property	Location	Type	Month of Acquisition	Square Feet	Purchase Price
1st QUARTER:
NONE

2nd QUARTER:
603 Valencia	Brea, CA	Office	May	45,900	$7,300

3rd QUARTER:
10850 Via Frontera	I-15 Corridor	Industrial	September	303,000	24,000

TOTAL YEAR-TO-DATE PROPERTY ACQUISITIONS				348,900	$31,300

LAND ACQUISITIONS:

Property	Location	Type	Month of Acquisition	Acreage	Purchase Price
1st QUARTER:
NONE

2nd QUARTER:
Santa Fe Summit - Phase II	56 Corridor	Undeveloped Land	June	11.3	$24,000

3rd QUARTER:
NONE

TOTAL YEAR-TO-DATE LAND ACQUISITIONS				11.3	$24,000

Kilroy Realty Corporation

Third Quarter 2005 Supplemental Financial Report

2005 Dispositions

($ in thousands)

DISPOSITIONS:

Property	Location	Type	Month of Disposition	Square Feet	Sales Price
1st QUARTER:
2501 Pullman/1700 Carnegie	Santa Ana, CA	Office	March	128,266
525 North Brand	Glendale, CA	Office	March	46,043
5115 N. 27th Avenue	Phoenix, AZ	Industrial	March	130,877

Subtotal				305,186	$38,710	(1)

2nd QUARTER:
NONE

3rd QUARTER:
2260 E. El Segundo Blvd.	El Segundo, CA	Industrial	July	113,820	22,500	(2)

TOTAL YEAR-TO-DATE DISPOSITIONS				419,006	$61,210

(1)	The Company sold three properties through a portfolio transaction in March 2005. The sales price shown on this schedule represents the price received for all three properties.
(2)	As partial consideration for the sale, the Company received an $11.25 million note from the buyer that bears interest at an annual rate of 7.0%, requires monthly principal and interest payments based on a 30-year amortization period, and matures July 31, 2012 with the ability to prepay at any time.

Kilroy Realty Corporation

Third Quarter 2005 Supplemental Financial Report

Stabilized Development and Redevelopment Projects

($ in millions)

DEVELOPMENT PROJECTS:

Project	Location	Type	Start Date	Compl. Date	Rentable Square Feet	Total Est. Investment	% Committed
1st QUARTER:
NONE

2nd QUARTER:
NONE

3rd QUARTER:
NONE

REDEVELOPMENT PROJECTS:

Project	Location	Pre and Post Redevelopment Type	Start Date	Compl. Date	Rentable Square Feet	Existing Investment (1)	Estimated Redevelopment Costs	Total Estimated Investment	Total Spent as of 9/30/2005	% Committed (2)
1st QUARTER:
5717 Pacific Center	Sorrento Mesa	Office to Office/Engineering	1Q 2003	1Q 2004	67,995	$8.8	$5.2	$14.0	$11.5	100%

2nd QUARTER:
NONE

3rd QUARTER:
909 N. Sepulveda Blvd	El Segundo	Office	1Q 2003	3Q 2004	241,603	37.8	31.3	69.1	56.3	49%

TOTAL YEAR-TO-DATE STABILIZED REDEVELOPMENT					309,598	$46.6	$36.5	$83.1	$67.8	60%

(1)	Represents total capitalized costs at the commencement of redevelopment.
(2)	Percentage committed includes executed leases and letters of intent, calculated on a square-foot basis.

Kilroy Realty Corporation

Third Quarter 2005 Supplemental Financial Report

In-Process and Committed Development Projects

($ in millions)

DEVELOPMENT PROJECTS:

Project	Location	Type	Estimated Construction Period		Est. Stabilization Date (1)	Rentable Square Feet	Total Estimated Investment	Total Spent as of 9/30/2005	% Leased
			Start Date	Compl. Date
PROJECTS IN LEASE-UP:
None

PROJECTS UNDER CONSTRUCTION:
ICC - 15231 Avenue of Science	I-15 Corridor	Office	3Q 2004	4Q 2005	4Q 2005	65,867	$13.9	$9.8	100%
ICC - 15253 Avenue of Science	I-15 Corridor	Office	3Q 2004	4Q 2005	4Q 2005	37,405	9.3	6.9	100%

Subtotal						103,272	23.2	16.7

COMMITTED PROJECTS:
ICC - 15333 Avenue of Science (2)	I-15 Corridor	Office	4Q 2005	4Q 2006	4Q 2006	75,000	20.0	5.2	100%
Santa Fe Summit - Phase I	56 Corridor	Office	4Q 2005 -1Q 2006	3Q 2007	3Q 2008	465,600	145.4	21.3	78%

Subtotal						540,600	165.4	26.5

TOTAL IN-PROCESS AND COMMITTED PROJECTS:						643,872	$188.6	$43.2	84%

(1)	Based on management’s estimation of the earlier of stabilized occupancy (95%) or one year from the date of substantial completion.
(2)	This project and the two development projects under construction at September 30, 2005 are part of a three-building complex.

Kilroy Realty Corporation

Third Quarter 2005 Supplemental Financial Report

Future Development Pipeline

($ in millions)

Project	Location	Type	Total Site Acreage	Estimated Rentable Square Feet	Total Estimated Investment	Total Spent as of 9/30/2005
SAN DIEGO, CALIFORNIA:
Innovation Corporate Center (ICC) - Lot 2	I-15 Corridor	Office	3.0	80,000	$24.8	$3.8
Kilroy Sabre Springs - Phase III	I-15 Corridor	Office	4.0	142,726	59.6	8.8
Pacific Corporate Center - Lots 3, 4 & 6	Sorrento Mesa	Office	10.9	225,000	63.8	16.3
Pacific Corporate Center - Lot 8	Sorrento Mesa	Office	5.0	95,000	28.7	8.3
Santa Fe Summit - Phase II	56 Corridor	Office	11.3	339,500	140.6	24.6
Sorrento Gateway - Lot 1	Sorrento Mesa	Office	3.4	54,000	18.5	4.7
Sorrento Gateway - Lot 2	Sorrento Mesa	Office	4.4	80,000	28.8	8.6
Sorrento Gateway - Lot 3	Sorrento Mesa	Office	3.4	60,000	21.9	6.1
Sorrento Gateway - Lot 7	Sorrento Mesa	Office	4.1	57,000	22.4	7.5

TOTAL FUTURE DEVELOPMENT PIPELINE			49.5	1,133,226	$409.1	$88.7

Recent Acquisition	Location	Type	Total Site Acreage	Range of Estimated Rentable Square Feet	Range of Estimated Total Investment
SAN DIEGO, CALIFORNIA:
10850 Via Frontera (1)	I-15 Corridor	Office	20.0	600,000 - 1,000,000	$150.0 - $375.0

(1)	During the third quarter of 2005, the Company acquired a fully-entitled 20-acre land site, which includes a 303,000 square foot building, located in the San Diego County I-15 Corridor submarket. The Company executed a one-year lease with the seller to continue to occupy 100% of the space through September 2006. The lease also includes a three-month extension option. Following the termination of this lease, the Company expects to redevelop the site in phases. This site includes entitlements to build approximately 1.8 million square feet of office and light industrial space.

Kilroy Realty Corporation

Third Quarter 2005 Supplemental Financial Report

Capital Structure

At September 30, 2005

($ in thousands)

	Shares/Units At September 30, 2005	Aggregate Principal Amount or $ Value Equivalent	% of Total Market Capitalization
DEBT:
Secured Debt		$487,727	17.1%
Unsecured Senior Notes		144,000	5.0%
Unsecured Line of Credit		199,000	7.0%

Total Debt		$830,727	29.1%

EQUITY:
7.450% Series A Cumulative Redeemable Preferred Units (1)	1,500,000	$75,000	2.6%
7.800% Series E Cumulative Redeemable Preferred Stock (2)	1,610,000	40,250	1.4%
7.500% Series F Cumulative Redeemable Preferred Stock (2)	3,450,000	86,250	3.0%
Common Units Outstanding (3)	3,716,893	208,258	7.3%
Common Shares Outstanding (3)	28,923,325	1,620,574	56.6%

Total Equity		$2,030,332	70.9%

TOTAL MARKET CAPITALIZATION		$2,861,059	100.0%

(1)	Value based on $50.00 per share liquidation preference.
(2)	Value based on $25.00 per share liquidation preference.
(3)	Value based on closing share price of $56.03 at September 30, 2005.

Kilroy Realty Corporation

Third Quarter 2005 Supplemental Financial Report

Debt Analysis

At September 30, 2005

($ in thousands)

TOTAL DEBT COMPOSITION

	% of Total Debt	Weighted Average
		Interest Rate	Maturity
Secured vs. Unsecured Debt:
Secured Debt	58.7%	5.9%	4.9
Unsecured Debt	41.3%	5.2%	4.2

Floating vs. Fixed Rate Debt:
Fixed Rate Debt (1)	80.1%	5.7%	5.1
Floating Rate Debt	19.9%	4.9%	2.4

Total Debt		5.6%	4.6

Total Debt Including Loan Fees		5.9%

UNSECURED LINE OF CREDIT

Total Line	Outstanding Balance	Expiration Date
$425,000	$199,000	October 2007

CAPITALIZED INTEREST & LOAN FEES

Quarter-to-Date	Year-to-Date
$2.6	$6.8

(1)	Includes the impact of the interest-rate swap agreements listed on page 29.

Kilroy Realty Corporation

Third Quarter 2005 Supplemental Financial Report

Debt Analysis

At September 30, 2005

($ in thousands)

DEBT MATURITY SCHEDULE

Floating/ Fixed Rate	Effective Rate	Maturity Date		Remaining 2005	2006	2007	2008	2009	After 2009	Total
Unsecured Debt:
Floating	4.97%	10/22/2007	(1)			$199,000				$199,000
Fixed	5.72%	8/4/2010							61,000	61,000
Fixed	6.45%	8/4/2014							83,000	83,000

						199,000			144,000	343,000

Secured Debt:
Fixed	8.45%	12/1/2005	(2)	9,845						9,845
Floating	4.67%	7/1/2008	(3)				35,500			35,500
Floating	4.87%	1/1/2009						31,000		31,000
Fixed	6.51%	8/12/2007		59	248	17,049				17,356
Fixed	7.21%	8/12/2007		41	178	4,326				4,545
Fixed	3.80%	8/1/2008		388	1,588	1,650	73,401			77,027
Fixed	7.20%	4/1/2009		540	2,256	2,423	2,604	75,475		83,298
Fixed	6.70%	12/27/2011		266	1,112	1,189	1,271	1,359	71,433	76,630
Fixed	5.57%	8/1/2012		280	1,160	1,226	1,297	1,370	74,498	79,831
Fixed	4.95%	8/1/2012		130	536	563	592	622	31,094	33,537
Fixed	8.21%	11/1/2008		175	736	799	750			2,460
Fixed	8.43%	6/1/2009		239	1,007	1,095	1,191	608		4,140
Fixed	8.13%	11/1/2014		116	489	530	575	623	6,789	9,122
Fixed	7.15%	5/1/2017		324	1,359	1,459	1,567	1,683	17,044	23,436

	5.70%			12,403	10,669	32,309	118,748	112,740	200,858	487,727

Effect of SWAPS	-0.12%

Total	5.58%			$12,403	$10,669	$231,309	$118,748	$112,740	$344,858	$830,727

DERIVATIVE INSTRUMENTS

Notional Amount	Instrument	Rate	Expiration Date
$50,000	Swap	2.57%	11/2005
25,000	Swap	2.98%	12/2006
25,000	Swap	2.98%	12/2006

$100,000

(1)	The maturity date does not reflect the one-year extension option.
(2)	On October 3, 2005, the Company repaid the principal balance of $9.8 million that was scheduled to mature in December 2005.
(3)	The maturity date does not reflect the two one-year extension options.

Kilroy Realty Corporation

Third Quarter 2005 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

Included in this section are management’s statements regarding certain non-GAAP financial measures provided in this supplemental financial report and, with respect to Funds From Operations (“FFO”), in the Company’s earnings release on October 31, 2005, and the reasons why management believes that these measures provide useful information to investors about the Company’s financial condition and results of operations.

Net Operating Income:

Management believes that Net Operating Income (“NOI”) is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements and other income) less property and related expenses (property expenses, real estate taxes, provision for bad debts and ground leases). Other real estate investment trusts (“REITs”) may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.

Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, gains and losses from property dispositions, discontinued operations, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. The Company uses NOI to evaluate its operating performance on a segment basis since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, rental rates, and tenant base, which vary by segment type, have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry.

However, NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Same Store Net Operating Income:

Management believes that Same Store NOI is a useful supplemental measure of the Company’s operating performance. Same Store NOI represents the NOI for the stabilized properties that were operational for two comparable reporting periods. Because Same Store NOI excludes the change in NOI from properties developed, redeveloped, acquired and disposed of, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties that were operational for two comparable periods. Other REITs may use different methodologies for calculating Same Store NOI, and accordingly, the Company’s Same Store NOI may not be comparable to other REITs.

However, Same Store NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect the operations of the Company’s entire portfolio, nor does it reflect the impact of general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Kilroy Realty Corporation

Third Quarter 2005 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

EBITDA:

Management believes that earnings before interest, depreciation, amortization, minority interests and impairment loss (“EBITDA”) is a useful supplemental measure of the Company’s operating performance. When considered with other GAAP measures and FFO, management believes EBITDA gives the investment community a more complete understanding of the Company’s operating results before the impact of investing and financing transactions and facilitates comparisons with competitors. Management also believes it is appropriate to present EBITDA as it is used in several of the Company’s financial covenants for both its secured and unsecured debt. However, EBITDA should not be viewed as an alternative measure of the Company’s operating performance since it excludes financing costs as well as depreciation and amortization costs which are significant economic costs that could materially impact the Company’s results of operations and liquidity. Other REITs may use different methodologies for calculating EBITDA and, accordingly, the Company’s EBITDA may not be comparable to other REITs.

Funds From Operations:

Management believes that FFO is a useful supplemental measure of the Company’s operating performance. The Company computes FFO in accordance with the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). The White Paper defines FFO as net income or loss computed in accordance with GAAP, excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable operating property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures. Other REITs may use different methodologies for calculating FFO and, accordingly, the Company’s FFO may not be comparable to other REITs.

Because FFO excludes depreciation and amortization, gains and losses from property dispositions, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, providing perspective on operating performance not immediately apparent from net income. In addition, management believes that FFO provides useful information to the investment community about the Company’s operating performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs.

However, FFO should not be viewed as an alternative measure of the Company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, which are significant economic costs that could materially impact the Company’s results of operations.

Funds Available for Distribution:

Management believes that Funds Available for Distribution (“FAD”) is a useful supplemental measure of the Company’s liquidity. The Company computes FAD by adding to FFO the non-cash amortization of deferred financing costs and restricted stock compensation, the loss on derivative instruments, the original issuance costs of redeemed preferred units, and the impairment loss on property held for sale, and then subtracting tenant improvements, leasing commissions, and recurring capital expenditures, the gain on derivative instruments, and eliminating the net effect of straight-line rents, revenue recorded for reimbursement of tenant improvements, and above (below) market rents for acquisition properties. FAD provides an additional perspective on the Company’s ability to fund cash needs and make distributions to shareholders by adjusting for the effect of these non-cash items included in FFO, as well as recurring capital expenditures and leasing costs. Management also believes that FAD provides useful information to the investment community about the Company’s financial position as compared to other REITs since FAD is a liquidity measure used by other REITs. However, other REITs may use different methodologies for calculating FAD and, accordingly, the Company’s FAD may not be comparable to other REITs.

Kilroy Realty Corporation

Third Quarter 2005 Supplemental Financial Report

Reconciliation of Same Store Net Operating Income to Net Income

(unaudited, $ in thousands)

	Three Months Ended September 30,
	2005	2004
Same Store Cash Net Operating Income	$39,311	$36,661
Adjustment:
GAAP Straight Line Rental Income	1,007	2,575

Same Store GAAP Net Operating Income (1)	40,318	39,236
Adjustment:
Non-Same Store GAAP Net Operating Income	5,274	3,760

Net Operating Income, as defined (1)	45,592	42,996

Adjustments:
Net Operating Loss (Income), as defined, from discontinued operations	26	(943)
Other Expenses:
General and administrative expenses	(18,400)	(9,399)
Interest expense	(9,622)	(8,656)
Depreciation and amortization	(16,223)	(14,892)
Other Income and Expense:
Interest and other income	223	77
Net settlement receipts (payments) on interest rate swaps	183	(705)
Gain (loss) on derivative instruments	115	(143)

Income from Continuing Operations	1,894	8,335

Minority interests	(1,171)	(2,980)
Income from discontinued operations	15,750	5,876
Preferred dividends	(2,402)	(785)

Net Income Available for Common Shareholders	$14,071	$10,446

(1)	Please refer to page 30 for Management Statements on Net Operating Income and Same Store Net Operating Income.

Kilroy Realty Corporation

Third Quarter 2005 Supplemental Financial Report

Reconciliation of EBITDA to Net Income

(unaudited, $ in thousands)

	Three Months Ended September 30,
	2005	2004
Net Income Available for Common Stockholders	$14,071	$10,446

Preferred dividends	2,402	785

Adjustments for Continuing Operations:
Interest expense	9,622	8,656
Depreciation and amortization	16,223	14,892
Distributions on Cumulative Redeemable Preferred units	1,397	2,437
Minority interest in (loss) earnings of Operating Partnership	(226)	543

Adjustments for Discontinued Operations:
Interest expense	—	—
Depreciation and amortization	—	429
Net gain on disposition of discontinued operations	(17,831)	(6,212)
Minority interest in earnings of Operating Partnership	2,055	850

EBITDA Before Minority Interests (1)	$27,713	$32,826

(1)	Please refer to page 31 for a Management Statement on EBITDA before minority interests.

Kilroy Realty Corporation

Third Quarter 2005 Supplemental Financial Report

Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities

(unaudited, $ in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
Funds Available for Distribution (1)	$9,788	$14,367	$35,652	$48,334

Adjustments:
Tenant improvements, leasing commissions and recurring capital expenditures	2,944	4,306	12,184	13,688
Depreciation for furniture, fixtures and equipment	142	227	579	681
Accrued preferred dividends	2,402	785	7,206	2,355
Distributions on Cumulative Redeemable Preferred units	1,397	2,438	4,191	7,396
Provision for uncollectible tenant receivables	(963)	(645)	(333)	(607)
Changes in assets and liabilities (2)	21,181	19,415	30,273	20,869

GAAP Net Cash Provided by Operating Activities	$36,891	$40,893	$89,752	$92,716

(1)	Please refer to page 31 for a Management Statement on Funds Available for Distribution.
(2)	Includes changes in the following assets and liabilities and miscellaneous other adjustments: current receivables; deferred leasing costs; prepaid expenses and other assets; accounts payable, accrued expenses and other liabilities; rents received in advance, security deposits, and deferred revenue; and other.